UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 24, 2007

                               AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                  000-50397                51-0309588

 (State or other jurisdiction  (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)


   2300 BUCKSKIN ROAD, POCATELLO, IDAHO                         83201
 (Address of Principal Executive Offices)                     (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 24, 2007 AMIS Holdings, Inc. announced consolidated financial results for the three- and six-month periods ended June 30, 2007. The press release announcing these results is furnished as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
-----------    -----------
99.1           Press Release Dated July 24, 2007



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMIS HOLDINGS, INC.

Date: July 24, 2007                         By: /s/ JOSEPH PASSARELLO
      -------------------                       --------------------------------
                                            Name: Joseph Passarello
                                            Title: Senior Vice President and
                                                    Chief Financial Officer